1. Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Organization

Peoples Bancorp of North Carolina, Inc. (“Bancorp”) received regulatory approval to operate as a bank holding company on July 22, 1999, and became effective August 31, 1999. Bancorp is primarily regulated by the Board of Governors of the Federal Reserve System, and serves as the one-bank holding company for Peoples Bank (the “Bank”).

The Bank commenced business in 1912 upon receipt of its banking charter from the North Carolina Commissioner of Banks (the “Commissioner”). The Bank is primarily regulated by the Commissioner and the Federal Deposit Insurance Corporation (the “FDIC”) and undergoes periodic examinations by these regulatory agencies. The Bank, whose main office is in Newton, North Carolina, provides a full range of commercial and consumer banking services primarily in Catawba, Alexander, Lincoln, Mecklenburg, Iredell, Wake and Durham counties in North Carolina.

Peoples Investment Services, Inc. is a wholly owned subsidiary of the Bank and began operations in 1996 to provide investment and trust services through agreements with an outside party.

Real Estate Advisory Services, Inc. (“REAS”) is a wholly owned subsidiary of the Bank and began operations in 1997 to provide real estate appraisal and property management services to individuals and commercial customers of the Bank.

Community Bank Real Estate Solutions, LLC (“CBRES”) is a wholly owned subsidiary of the Bank and began operations in 2009 as a “clearing house” for appraisal services for community banks. Other banks are able to contract with CBRES to find and engage appropriate appraisal companies in the area where the property is located.

PB Real Estate Holdings, LLC (“PBREH”) is a wholly owned subsidiary of the Bank and began operation in 2015. PBREH acquires, manages and disposes of real property, other collateral and other assets obtained in the ordinary course of collecting debts previously contracted.

The Bank operates three banking offices focused on the Latino population that were formerly operated as a division of the Bank under the name Banco de la Gente (“Banco”). These offices are now branded as Bank branches and considered a separate market territory of the Bank as they offer normal and customary banking services as are offered in the Bank’s other branches such as the taking of deposits and the making of loans.

Principles of Consolidation

The consolidated financial statements include the financial statements of Bancorp and its wholly owned subsidiary, the Bank, along with the Bank’s wholly owned subsidiaries, Peoples Investment Services, Inc., REAS, CBRES and PBREH (collectively called the “Company”). All significant intercompany balances and transactions have been eliminated in consolidation.

Basis of Presentation

The accounting principles followed by the Company, and the methods of applying these principles, conform with accounting principles generally accepted in the United States of America (“GAAP”) and with general practices in the banking industry. In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ significantly from these estimates. Material estimates common to the banking industry that are particularly susceptible to significant change in the near term include, but are not limited to, the determination of the allowance for loan losses and valuation of real estate acquired in connection with or in lieu of foreclosure on loans.

Cash and Cash Equivalents	Cash, due from banks and interest-bearing deposits are considered cash and cash equivalents for cash flow reporting purposes.
Investment Securities

There are three classifications the Company is able to classify its investment securities: trading, available for sale, or held to maturity. Trading securities are bought and held principally for sale in the near term. Held to maturity securities are those securities for which the Company has the ability and intent to hold until maturity. All other securities not included in trading or held to maturity are classified as available for sale. At December 31, 2018 and 2017, the Company classified all of its investment securities as available for sale.

Available for sale securities are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, are excluded from earnings and are reported as a separate component of shareholders’ equity until realized.

Management evaluates investment securities for other-than-temporary impairment on an annual basis. A decline in the market value of any investment below cost that is deemed other-than-temporary is charged to earnings for the decline in value deemed to be credit related and a new cost basis in the security is established. The decline in value attributed to non-credit related factors is recognized in comprehensive income.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to the yield. Realized gains and losses for securities classified as available for sale are included in earnings and are derived using the specific identification method for determining the cost of securities sold.

Other Investments	Other investments include equity securities with no readily determinable fair value. These investments are carried at cost.
Mortgage Loans Held for Sale	Mortgage loans held for sale are carried at lower of aggregate cost or market value. The cost of mortgage loans held for sale approximates the market value.
Loans

Loans that management has the intent and ability to hold for the foreseeable future or until maturity are reported at the principal amount outstanding, net of the allowance for loan losses. Interest on loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. The recognition of certain loan origination fee income and certain loan origination costs is deferred when such loans are originated and amortized over the life of the loan.

A loan is impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan’s effective interest rate, or at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent.

Accrual of interest is discontinued on a loan when management believes, after considering economic conditions and collection efforts, that the borrower’s financial condition is such that collection of interest is doubtful. Interest previously accrued but not collected is reversed against current period earnings.

Allowance for Loan Losses

The allowance for loan losses reflects management’s assessment and estimate of the risks associated with extending credit and its evaluation of the quality of the loan portfolio. The Bank periodically analyzes the loan portfolio in an effort to review asset quality and to establish an allowance for loan losses that management believes will be adequate in light of anticipated risks and loan losses. In assessing the adequacy of the allowance, size, quality and risk of loans in the portfolio are reviewed. Other factors considered are:

●	the Bank’s loan loss experience;

●	the amount of past due and non-performing loans;

●	specific known risks;

●	the status and amount of other past due and non-performing assets;

●	underlying estimated values of collateral securing loans;

●	current and anticipated economic conditions; and

●	other factors which management believes affect the allowance for potential credit losses.

Management uses several measures to assess and monitor the credit risks in the loan portfolio, including a loan grading system that begins upon loan origination and continues until the loan is collected or collectability becomes doubtful. Upon loan origination, the Bank’s originating loan officer evaluates the quality of the loan and assigns one of eight risk grades. The loan officer monitors the loan’s performance and credit quality and makes changes to the credit grade as conditions warrant. When originated or renewed, all loans over a certain dollar amount receive in-depth reviews and risk assessments by the Bank’s Credit Administration. Before making any changes in these risk grades, management considers assessments as determined by the third party credit review firm (as described below), regulatory examiners and the Bank’s Credit Administration. Any issues regarding the risk assessments are addressed by the Bank’s senior credit administrators and factored into management’s decision to originate or renew the loan. The Bank’s Board of Directors reviews, on a monthly basis, an analysis of the Bank’s reserves relative to the range of reserves estimated by the Bank’s Credit Administration.

As an additional measure, the Bank engages an independent third party to review the underwriting, documentation and risk grading analyses. This independent third party reviews and evaluates loan relationships greater than $1.0 million, excluding loans in default, and loans in process of litigation or liquidation. The third party’s evaluation and report is shared with management and the Bank’s Board of Directors.

Management considers certain commercial loans with weak credit risk grades to be individually impaired and measures such impairment based upon available cash flows and the value of the collateral. Allowance or reserve levels are estimated for all other graded loans in the portfolio based on their assigned credit risk grade, type of loan and other matters related to credit risk.

Management uses the information developed from the procedures described above in evaluating and grading the loan portfolio. This continual grading process is used to monitor the credit quality of the loan portfolio and to assist management in estimating the allowance for loan losses. The provision for loan losses charged or credited to earnings is based upon management’s judgment of the amount necessary to maintain the allowance at a level appropriate to absorb probable incurred losses in the loan portfolio at the balance sheet date. The amount each quarter is dependent upon many factors, including growth and changes in the composition of the loan portfolio, net charge-offs, delinquencies, management’s assessment of loan portfolio quality, the value of collateral, and other macro-economic factors and trends. The evaluation of these factors is performed quarterly by management through an analysis of the appropriateness of the allowance for loan losses.

The allowance for loan losses is comprised of three components: specific reserves, general reserves and unallocated reserves. After a loan has been identified as impaired, management measures impairment. When the measure of the impaired loan is less than the recorded investment in the loan, the amount of the impairment is recorded as a specific reserve. These specific reserves are determined on an individual loan basis based on management’s current evaluation of the Bank’s loss exposure for each credit, given the appraised value of any underlying collateral. Loans for which specific reserves are provided are excluded from the general allowance calculations as described below.

The general allowance reflects reserves established under GAAP for collective loan impairment. These reserves are based upon historical net charge-offs using the greater of the last two, three, four or five years’ loss experience. This charge-off experience may be adjusted to reflect the effects of current conditions. The Bank considers information derived from its loan risk ratings and external data related to industry and general economic trends in establishing reserves.

The unallocated allowance is determined through management’s assessment of probable losses that are in the portfolio but are not adequately captured by the other two components of the allowance, including consideration of current economic and business conditions and regulatory requirements. The unallocated allowance also reflects management’s acknowledgement of the imprecision and subjectivity that underlie the modeling of credit risk. Due to the subjectivity involved in determining the overall allowance, including the unallocated portion, the unallocated portion may fluctuate from period to period based on management’s evaluation of the factors affecting the assumptions used in calculating the allowance.

There were no significant changes in the estimation methods or fundamental assumptions used in the evaluation of the allowance for loan losses for the year ended December 31, 2018 as compared to the year ended December 31, 2017. Revisions, estimates and assumptions may be made in any period in which the supporting factors indicate that loss levels may vary from the previous estimates.

Effective December 31, 2012, certain mortgage loans from the former Banco division of the Bank were analyzed separately from other single family residential loans in the Bank’s loan portfolio. These loans are first mortgage loans made to the Latino market, primarily in Mecklenburg, North Carolina and surrounding counties. These loans are non-traditional mortgages in that the customer normally did not have a credit history, so all credit information was accumulated by the loan officers.

Various regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowance for loan losses. Such agencies may require adjustments to the allowance based on their judgments of information available to them at the time of their examinations. Management believes it has established the allowance for credit losses pursuant to GAAP, and has taken into account the views of its regulators and the current economic environment. Management considers the allowance for loan losses adequate to cover the estimated losses inherent in the Bank’s loan portfolio as of the date of the financial statements. Although management uses the best information available to make evaluations, significant future additions to the allowance may be necessary based on changes in economic and other conditions, thus adversely affecting the operating results of the Company.

Mortgage Banking Activities

Mortgage banking income represents net gains from the sale of mortgage loans and fees received from borrowers and loan investors related to the Bank’s origination of single-family residential mortgage loans.

Mortgage loans serviced for others are not included in the accompanying balance sheets. The unpaid principal balances of mortgage loans serviced for others was approximately $866,000, $1.0 million and $1.4 million at December 31, 2018, 2017 and 2016, respectively.

The Bank originates certain fixed rate mortgage loans and commits these loans for sale. The commitments to originate fixed rate mortgage loans and the commitments to sell these loans to a third party are both derivative contracts. The fair value of these derivative contracts is immaterial and has no effect on the recorded amounts in the financial statements.

Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets. When assets are retired or otherwise disposed, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is reflected in earnings for that period. The cost of maintenance and repairs that do not improve or extend the useful life of the respective asset is charged to earnings as incurred, whereas significant renewals and improvements are capitalized. The range of estimated useful lives for premises and equipment are generally as follows:

Buildings and improvements	10 - 50 years
Furniture and equipment	3 - 10 years

Other Real Estate

Foreclosed assets include all assets received in full or partial satisfaction of a loan. Foreclosed assets are reported at fair value less estimated selling costs. Any write-downs at the time of foreclosure are charged to the allowance for loan losses. Subsequent to foreclosure, valuations are periodically performed by management, and a valuation allowance is established if fair value less estimated selling costs declines below carrying value. Costs relating to the development and improvement of the property are capitalized. Revenues and expenses from operations are included in other expenses. Changes in the valuation allowance are included in loss on sale and write-down of other real estate.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Additionally, the recognition of future tax benefits, such as net operating loss carryforwards, is required to the extent that the realization of such benefits is more likely than not to occur. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of the Company’s assets and liabilities results in a deferred tax asset, an evaluation of the probability of being able to realize the future benefits indicated by such asset is required. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the realizability of a deferred tax asset, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

Tax effects from an uncertain tax position can be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more likely than not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Previously recognized tax positions that no longer meet the more likely than not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. The Company assessed the impact of this guidance and determined that it did not have a material impact on the Company’s financial position, results of operations or disclosures.

Derivative Financial Instruments and Hedging Activities

In the normal course of business, the Company enters into derivative contracts to manage interest rate risk by modifying the characteristics of the related balance sheet instruments in order to reduce the adverse effect of changes in interest rates. All material derivative financial instruments are recorded at fair value in the financial statements. The fair value of derivative contracts related to the origination of fixed rate mortgage loans and the commitments to sell these loans to a third party is immaterial and has no effect on the recorded amounts in the financial statements.

The disclosure requirements for derivatives and hedging activities have the intent to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The disclosure requirements include qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, and disclosures about credit-risk-related contingent features in derivative instruments.

On the date a derivative contract is entered into, the Company designates the derivative as a fair value hedge, a cash flow hedge, or a trading instrument. Changes in the fair value of instruments used as fair value hedges are accounted for in the earnings of the period simultaneous with accounting for the fair value change of the item being hedged. Changes in the fair value of the effective portion of cash flow hedges are accounted for in other comprehensive income rather than earnings. Changes in fair value of instruments that are not intended as a hedge are accounted for in the earnings of the period of the change.

If a derivative instrument designated as a fair value hedge is terminated or the hedge designation removed, the difference between a hedged item’s then carrying amount and its face amount is recognized into income over the original hedge period. Likewise, if a derivative instrument designated as a cash flow hedge is terminated or the hedge designation removed, related amounts accumulated in other accumulated comprehensive income are reclassified into earnings over the original hedge period during which the hedged item affects income.

The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.

The Company formally documents all hedging relationships, including an assessment that the derivative instruments are expected to be highly effective in offsetting the changes in fair values or cash flows of the hedged items.

Advertising Costs	Advertising costs are expensed as incurred.
Stock-Based Compensation

The Company has an Omnibus Stock Ownership and Long Term Incentive Plan that was approved by shareholders on May 7, 2009 (the “Plan”) whereby certain stock-based rights, such as stock options, restricted stock, restricted stock units, performance units, stock appreciation rights or book value shares, may be granted to eligible directors and employees. A total of 280,933 shares are currently reserved for possible issuance under the Plan. All stock-based rights under the Plan must be granted or awarded by May 7, 2019 (i.e., ten years from the Plan effective date).

The Company granted 32,465 restricted stock units under the Plan at a grant date fair value of $7.18 per share during the first quarter of 2012, of which 5,891 restricted stock units were forfeited by the executive officers of the Company as required by the agreement with the U.S. Department of the Treasury in conjunction with the Company’s participation in the Capital Purchase Program under the Troubled Asset Relief Program. In July 2012, the Company granted 5,891 restricted stock units at a grant date fair value of $7.50 per share. The Company granted 29,475 restricted stock units under the Plan at a grant date fair value of $10.82 per share during the second quarter of 2013. The Company granted 23,162 restricted stock units under the Plan at a grant date fair value of $14.27 per share during the first quarter of 2014. The Company granted 16,583 restricted stock units under the Plan at a grant date fair value of $16.34 per share during the first quarter of 2015. The Company granted 5,544 restricted stock units under the Plan at a grant date fair value of $16.91 per share during the first quarter of 2016. The Company granted 4,114 restricted stock units under the Plan at a grant date fair value of $25.00 per share during the first quarter of 2017. The Company granted 3,725 restricted stock units under the Plan at a grant date fair value of $31.43 per share during the first quarter of 2018. The number of restricted stock units granted and grant date fair values have been restated to reflect the 10% stock dividend during the fourth quarter of 2017. The Company recognizes compensation expense on the restricted stock units over the period of time the restrictions are in place (five years from the grant date for the 2012 grants, four years from the grant date for the 2013, 2015, 2016, 2017 and 2018 grants and three years from the grant date for the 2014 grants). The amount of expense recorded each period reflects the changes in the Company’s stock price during such period. As of December 31, 2018, the total unrecognized compensation expense related to the restricted stock unit grants under the Plan was $165,000.

The Company recognized compensation expense for restricted stock units granted under the Plan of $85,000, $592,000 and $932,000 for the years ended December 31, 2018, 2017 and 2016, respectively.

Net Earnings Per Share

Net earnings per common share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per common share. The average market price during the year is used to compute equivalent shares.

The reconciliations of the amounts used in the computation of both “basic earnings per common share” and “diluted earnings per common share” for the years ended December 31, 2018, 2017 and 2016 are as follows:

For the year ended December 31, 2018

	Net Earnings (Dollars in thousands)	Weighted Average Number of Shares	Per Share Amount
Basic earnings per share	$13,382	5,995,256	$2.23
Effect of dilutive securities:
Restricted stock units	—	20,240
Diluted earnings per share	$13,382	6,015,496	$2.22

For the year ended December 31, 2017

	Net Earnings (Dollars in thousands)	Weighted Average Number of Shares	Per Share Amount
Basic earnings per share	$10,268	5,988,183	$1.71
Effect of dilutive securities:
Restricted stock units	—	74,667
Diluted earnings per share	$10,268	6,062,850	$1.69

For the year ended December 31, 2016

	Net Earnings (Dollars in thousands)	Weighted Average Number of Shares	Per Share Amount
Basic earnings per share	$9,177	6,024,970	$1.53
Effect of dilutive securities:
Restricted stock units	—	77,807
Diluted earnings per share	$9,177	6,102,777	$1.50

In November 2017, the Board of Directors of the Company declared a 10% stock dividend. As a result of the stock dividend, each shareholder received one new share of stock for every ten shares of stock they held as of the record date of December 4, 2017. The payable date for the stock dividend was December 15, 2017. All previously reported per share amounts have been restated to reflect this stock dividend.

Recent Accounting Pronouncements

The following tables provide a summary of Accounting Standards Updates (“ASU”) issued by the Financial Accounting Standards Board (“FASB”)that the Company has recently adopted.

Recently Adopted Accounting Guidance

ASU	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2014-09: Revenue from Contracts with Customers	Provides guidance on the recognition of revenue from contracts with customers. The core principle of this guidance is that an entity should recognize revenue to reflect the transfer of goods and services to customers in an amount equal to the consideration the entity receives or expects to receive.	January 1, 2018	See section titled ASU 2014-09 below for a description of the effect on the Company’s results of operations, financial position and disclosures.
ASU 2016-01: Recognition and Measurement of Financial Assets and Financial Liabilities	Addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-01: Clarifying the Definition of a Business	Adds guidance to assist companies and other reporting organizations with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-05: Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets	Clarifies the scope of established guidance on nonfinancial asset derecognition (issued as part of the new revenue standard, ASU 2014-09, Revenue from Contracts with Customers), as well as the accounting for partial sales of nonfinancial assets.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.

ASU	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2017-07: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Costs	Amended the requirements related to the income statement presentation of the components of net periodic benefit cost for an entity’s sponsored defined benefit pension and other postretirement plans.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-09: Scope of Modification Accounting	Amended the requirements related to changes to the terms or conditions of a share-based payment award.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-13: Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842)	Updated the Revenue from Contracts with Customers and the Leases Topics of the Accounting Standards Codification (“ASC”). The amendments incorporate into the ASC recent Securities Exchange Commission (“SEC”) guidance about certain public business entities (“PBEs”) electing to use the non-PBE effective dates solely to adopt the FASB’s new standards on revenue and leases.	Effective upon issuance	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-14: Income Statement—Reporting Comprehensive, Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606)	Incorporates into the ASC recent SEC guidance related to revenue recognition.	Effective upon issuance	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-02: Income Statement (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income	Requires companies to reclassify the stranded effects in other comprehensive income to retained earnings as a result of the change in the tax rates under the Tax Cuts and Jobs Act (“TCJA”).	Effective upon issuance	The Company opted to early adopt this pronouncement by retrospective application to each period in which the effect of the change in the tax rate under the TCJA is recognized. The impact of the reclassification from other comprehensive income to retained earnings at December 31, 2017 was $607,000.
ASU 2018-03: Technical Corrections and Improvements to Financial Instruments—Overall (Subtopic 825-10) Recognition and Measurement of Financial Assets and Financial Liabilities	Clarifies certain aspects of the guidance issued in ASU 2016-01.	January 1, 2018	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-04: Investments—Debt Securities (Topic 320) and Regulated Operations (Topic 980): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 117 and SEC Release No. 33-9273 (SEC Update)	Incorporates recent SEC guidance which was issued in order to make the relevant interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulation.	Effective upon issuance	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-05: Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118 (SEC Update)	Incorporates recent SEC guidance related to the income tax accounting implications of the TCJA.	Effective upon issuance	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-06: Codification Improvements to Topic 942: Financial Services—Depository and Lending	Eliminates a reference to the Office of the Comptroller of the Currency’s Banking Circular 202, Accounting for Net Deferred Tax Charges, from the ASC. The Office of the Comptroller of the Currency published the guidance in 1985 but has since rescinded it.	Effective upon issuance	The adoption of this guidance did not have a material impact on the Company’s results of operations, financial position or disclosures.

ASU 2014-09

The Company has applied ASU 2014-09 using a modified retrospective approach. The Company’s revenue is comprised of net interest income and noninterest income. The scope of ASU 2014-09 explicitly excludes net interest income as well as many other revenues for financial assets and liabilities including loans, leases, ecurities, and derivatives. Accordingly, the majority of the

Company’s revenues are not affected. Appraisal management fee income and expense from the Bank’s subsidiary, CBRES, was reported as a net amount prior to March 31, 2018, which was included in miscellaneous non-interest income. This income and expense is now reported on separate line items under non-interest income and non-interest expense. See below for additional information related to revenue generated from contracts with customers.

Revenue and Method of Adoption

The majority of the Company’s revenue is derived primarily from interest income from receivables (loans) and securities. Other revenues are derived from fees received in connection with deposit accounts, investment advisory, and appraisal services. On January 1, 2018, the Company adopted the requirements of ASU 2014-09. The core principle of the new standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Company adopted ASU 2014-09 using the modified retrospective transition approach which does not require restatement of prior periods. The method was selected as there were no material changes in the timing of revenue recognition resulting in no comparability issues with prior periods. This adoption method is considered a change in accounting principle requiring additional disclosure of the nature of and reason for the change, which is solely a result of the adoption of the required standard. When applying the modified retrospective approach under ASU 2014-09, the Company has elected, as a practical expedient, to apply this approach only to contracts that were not completed as of January 1, 2018. A completed contract is considered to be a contract for which all (or substantially all) of the revenue was recognized in accordance with revenue guidance that was in effect before January 1, 2018. There were no uncompleted contracts as of January 1, 2018 for which application of the new standard required an adjustment to retained earnings.

The following disclosures involve the Company’s material income streams derived from contracts with customers which are within the scope of ASU 2014-09. Through the Company’s wholly-owned subsidiary, PIS, the Company contracts with a registered investment advisor to perform investment advisory services on behalf of the Company’s customers. The Company receives commissions from this third party investment advisor based on the volume of business that the Company’s customers do with such investment advisor. Total revenue recognized from these contracts for the year ended December 31, 2018 was $823,000. The Company utilizes third parties to contract with the Company’s customers to perform debit and credit card clearing services. These third parties pay the Company commissions based on the volume of transactions that they process on behalf of the Company’s customers. Total revenue recognized for the year ended December 31, 2018 from the contract with these third parties was $3.9 million. Through the Company’s wholly-owned subsidiary, REAS, the Company provides property appraisal services for negotiated fee amounts on a per appraisal basis. Total revenue recognized for the year ended December 31, 2018 from these contracts with customers was $597,000. Through the Company’s wholly-owned subsidiary, CBRES, the Company provides appraisal management services. Total revenue recognized for the year ended December 31, 2018 from these contracts with customers was $3.2 million. Due to the nature of the Company’s relationship with the customers that the Company provides services, the Company does not incur costs to obtain contracts and there are no material incremental costs to fulfill these contracts that should be capitalized.

Disaggregation of Revenue. The Company’s portfolio of services provided to the Company’s customers consists of over 50,000 active contracts. The Company has disaggregated revenue according to timing of the transfer of service. Total revenue for the year ended December 31, 2018 derived from contracts in which services are transferred at a point in time was approximately $8.5 million. None of the Company’s revenue is derived from contracts in which services are transferred over time. Revenue is recognized as the services are provided to the customers. Economic factors impacting the customers could affect the nature, amount, and timing of these cash flows, as unfavorable economic conditions could impair the customers’ ability to provide payment for services. For the Company’s deposit contracts, this risk is mitigated as the Company generally deducts payments from customers’ accounts as services are rendered. For the Company’s appraisal services, the risk is mitigated in that the appraisal is not released until payment is received.

Contract Balances. The timing of revenue recognition, billings, and cash collections results in billed accounts receivable on the balance sheet. Most contracts call for payment by a charge or deduction to the respective customer account but there are some that require a receipt of payment from the customer. For fee per transaction contracts, the customers are billed as the transactions are processed. The Company has no contracts in which customers are billed in advance for services to be performed. These types of contracts would create contract liabilities or deferred revenue, as the customers pay in advance for services. There are no contract liabilities or accounts receivables balances that are material to the Company’s balance sheet.

Performance Obligations. A performance obligation is a promise in a contract to transfer a distinct good or service to the customer, and is the unit of account in ASU 2014-09. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. Performance obligations are satisfied as the service is provided to the customer at a point in time. There are no significant financing components in the Company’s contracts. Excluding deposit and appraisal service revenues which are primarily billed at a point in time as a fee for services incurred, all other contracts within the scope of ASU 2014-09 contain variable consideration in that fees earned are derived from market values of accounts which determine the amount of consideration to which the Company is entitled. The variability is resolved when the services are provided. The contracts do not include obligations for returns, refunds, or warranties. The contracts are specific to the amounts owed to the Company for services performed during a period should the contracts be terminated.

Significant Judgements. All of the Company’s contracts create performance obligations that are satisfied at a point in time excluding some immaterial deposit revenues. Revenue is recognized as services are billed to the customers. Variable consideration does exist for contracts related to the Company’s contract with its registered investment advisor as some revenues earned pursuant to that contract are based on market values of accounts at the end of the period.

The following tables provide a summary of ASU’s issued by the FASB that the Company has not adopted as of December 31, 2018, which may impact the Company’s financial statements.

Recently Issued Accounting Guidance Not Yet Adopted

ASU	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2016-02: Leases	Increases transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements.	January 1, 2019	The Company expects to adopt this guidance using the modified retrospective method and practical expedients for transition. The practical expedients allow the Company to largely account for its existing leases consistent with current guidance except for the incremental balance sheet recognition for lessees. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures. The Company epects to record an increase in assets and liabilities of approximatley $4.4 million as a result of recording lease contracts where the Company is lessee and expects to adopt the new guidance prospectively as of January 1, 2019 and to not restate comparative periods.
ASU 2016-13: Measurement of Credit Losses on Financial Instruments	Provides guidance to change the accounting for credit losses and modify the impairment model for certain debt securities.	January 1, 2020 Early adoption permitted	The Company will apply this guidance through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption. The Company is still evaluating the impact of this guidance on its consolidated financial statements. The Company has formed a Current Expected Credit Losses (“CECL”) committee and implemented a model from a third-party vendor for running CECL calculations. The Company is currently developing CECL model assumptions and comparing results to current allowance for loan loss calculations. The Company plans to run parallel calculations leading up to the effective date of this guidance to ensure it is prepared for implementation by the effective date. In addition to the Company’s allowance for loan losses, it will also record an allowance for credit losses on debt securities instead of applying the impairment model currently utilized. The amount of the adjustments will be impacted by each portfolio’s composition and credit quality at the adoption date as well as economic conditions and forecasts at that time.
ASU 2017-04: Simplifying the Test for Goodwill Impairment	Provides guidance to simplify the accounting related to goodwill impairment.	January 1, 2020	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2017-08: Premium Amortization on Purchased Callable Debt Securities	Amended the requirements related to the amortization period for certain purchased callable debt securities held at a premium.	January 1, 2019	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

ASU	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-11: Leases (Topic 842): Targeted Improvements	Intended to reduce costs and ease implementation of ASU 2016-02.	January 1, 2019	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-13: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820)	Updates the disclosure requirements on fair value measurements in ASC 820, Fair Value Measurement.	January 1, 2020	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-14: Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans (Subtopic 715-20)	Updates disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans.	January 1, 2021	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-15: Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40)	Reduces complexity of the accounting for costs of implementing a cloud computing service arrangement.	January 1, 2020	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-16: Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes	Expand the list of U.S. benchmark interest rates permitted in the application of hedge accounting.	January 1, 2019	The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-17: Targeted Improvements to Related Party Guidance for Variable Interest Entities	Amended the Consolidation topic of the ASC for determining whether a decision-making fee is a variable interest. The amendments require organizations to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety.	January 1, 2020 Early adoption permitted	The Company does not intend to adopt this guidance early. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-18: Clarifying the Interaction between Topic 808 and Topic 606	Clarifies the interaction between the guidance for certain collaborative arrangements and the new revenue recognition financial accounting and reporting standard.	January 1, 2020 Early adoption permitted	The Company does not intend to adopt this guidance early. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or disclosures.
ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments—Credit Losses	Aligns the implementation date of the topic for annual financial statements of nonpublic companies with the implementation date for their interim financial statements. The guidance also clarifies that receivables arising from operating leases are not within the scope of the topic, but rather, should be accounted for in accordance with the leases topic.	January 1, 2020 Early adoption permitted	See comments for ASU 2016-13 above.
ASU 2018-20: Narrow- Scope Improvements for Lessors	Provides narrow-scope improvements for lessors, that provide relief in the accounting for sales, use and similar taxes, the accounting for other costs paid by a lessee that may benefit a lessor, and variable payments when contracts have lease and non-lease components.	January 1, 2019	See comments for ASU 2016-02 above.

Other accounting standards that have been issued or proposed by FASB or other standards-setting bodies are not expected to have a material impact on the Company’s results of operations, financial position or disclosures.

Reclassification	Certain amounts in the 2017 and 2016 consolidated financial statements have been reclassified to conform to the 2018 presentation.